                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

     Filed by the registrant [X]
     Filed by a party other than the registrant [ ]
     Check the appropriate box:
     [ ] Preliminary proxy statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [X] Definitive proxy statement
     [ ] Definitive additional materials
     [ ] Soliciting material pursuant to Rule sec. 240.14a-11(c) or Rule sec. 240.14a-12

                              SABRATEK CORPORATION
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                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

                                 SABRATEK LOGO

Dear Stockholder:

     You are cordially invited to the Annual Meeting of Stockholders (the "Annual Meeting"), of Sabratek Corporation (the "Company"). The Annual Meeting will be held in the Frank Lloyd Wright Room at the Midland Hotel, 172 West Adams Street, Chicago, Illinois 60603, on June 4, 1998, at 3:30 p.m., local time.

     At the Annual Meeting, you will be asked to consider and vote (i) to elect three directors to hold office for a three-year term, (ii) to adopt an amendment to the Amended and Restated 1993 Stock Option Plan to increase the Formula Grants to Independent Directors and (iii) to transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE FOR ALL OF THE NOMINEES FOR ELECTION AS DIRECTORS AND FOR ADOPTION OF THE AMENDMENT OF THE AMENDED AND RESTATED 1993 STOCK OPTION PLAN AT THE ANNUAL MEETING.

     In the materials accompanying this letter, you will find a Notice of Annual Meeting of stockholders, a Proxy Statement relating to the actions to be taken at the Annual Meeting and a proxy. The Proxy Statement includes certain information about the Company which you should consider in connection with the actions to be taken at the Annual Meeting. Also included along with the proxy materials is the Company's Annual Report to Stockholders.

     All stockholders are invited to attend the Annual Meeting in person. However, whether or not you plan to attend the Annual Meeting, please complete, sign, date and return your proxy in the enclosed envelope. If you attend the Annual Meeting, you may vote in person if you wish, even though you have previously returned your proxy. It is important that your shares be represented and voted at the Annual Meeting.

                                          Sincerely,

                                          K. SHAN PADDA
                                          K. Shan Padda
                                          Chairman

April 24, 1998

                              SABRATEK CORPORATION
                                5601 West Howard
                             Niles, Illinois 60714
                                 (847) 647-2760

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To our Stockholders

     The annual meeting of stockholders (the "Annual Meeting") of Sabratek Corporation, a Delaware corporation ("Sabratek" or the "Company") will be held in the Frank Lloyd Wright Room at the Midland Hotel, 172 West Adams Street, Chicago, Illinois 60603, on Thursday, June 4, 1998 at 3:30 p.m. local time, for the following purposes:

     1. To elect three directors to hold office for a three-year term (Proposal No. 1);

     2. To adopt an amendment to the Amended and Restated 1993 Stock Option Plan to increase the formula grants to Independent Directors (Proposal No.
        2); and

     3. To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

     Only stockholders of record of the Company at the close of business on April 13, 1998 are entitled to notice of and to vote at the Annual Meeting.

     Sabratek hopes that as many stockholders as possible will personally attend the Annual Meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE THE ENCLOSED PROXY AND SIGN, DATE AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED (WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES) SO THAT YOUR SHARES WILL BE REPRESENTED. Sending in your proxy will not prevent you from voting in person at the Annual Meeting.

                                          By Order of the Board of Directors,

                                          K. SHAN PADDA
                                          K. SHAN PADDA, Chairman

Niles Illinois
April 24, 1998

                              SABRATEK CORPORATION

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies for use at the annual meeting of stockholders (the "Annual Meeting") of Sabratek Corporation ("Sabratek" or the "Company") to be held in the Frank Lloyd Wright Room at the Midland Hotel, 172 West Adams Street, Chicago, Illinois 60603 at 3:30 p.m. local time, on Thursday, June 4, 1998 and at any adjournments thereof.

     THE ACCOMPANYING PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY (THE "BOARD") AND IS REVOCABLE BY THE STOCKHOLDER AT ANY TIME BEFORE IT IS VOTED.

     This Proxy Statement was first mailed to stockholders of the Company on or about April 24, 1998, accompanied by the Company's 1997 Annual Report to Stockholders. The principal executive offices of the Company are located at 5601 West Howard, Niles, Illinois 60714, telephone (847) 647-2760.

                      OUTSTANDING SHARES AND VOTING RIGHTS

     Only stockholders of the Company at the close of business on April 13, 1998 (the "Record Date") are entitled to receive notice of and vote at the Annual Meeting. As of the Record Date, the number and classes of stock that were outstanding and will be entitled to vote at the meeting were 10,521,013 shares of Common Stock, $.01 par value (the "Common Stock" or "Common Shares"). Each Common Share is entitled to one vote on all matters. No other class of securities will be entitled to vote at the Annual Meeting. There are no cumulative voting rights.

     To be elected, a director must receive a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors (Proposal No. 1 on the Proxy) assuming there is a quorum present at the meeting. The affirmative vote of at least a majority of the Common Stock represented in person or by proxy at the Annual Meeting is necessary for the adoption of the amendment of the Amended and Restated 1993 Stock Option Plan (Proposal No. 2 on the Proxy) assuming there is a quorum present at the meeting. The Company's bylaws provide that a quorum is representation in person or by proxy at the Annual Meeting of at least one half of the issued and outstanding shares entitled to vote as of the Record Date.

     Pursuant to the Delaware General Corporation Law, only votes cast "For" a matter constitute affirmative votes. Further, under Delaware law, proxies which are voted by marking "Withheld" or "Abstain" on a particular matter are counted for quorum purposes, but since they are not cast "For" a particular matter, they will have the same effect as negative votes or votes "Against" a particular matter. If a validly executed proxy is not marked to indicate a vote on a particular matter and the proxy granted thereby is not revoked before it is voted, it will be voted "For" such matter. Where brokers are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions (commonly referred to as "broker nonvotes"), such broker non-votes will be treated as shares that are present for purposes of determining the presence of quorum, but will be treated as not present for purposes of determining the outcome of any matter as to which the broker does not have authority to vote.

VOTING OF PROXIES

     The Proxy accompanying this Proxy Statement is solicited on behalf of the Board of Directors for use at the Annual Meeting. Stockholders are requested to complete, sign and date the accompanying proxy and promptly return it in the accompanying postage paid envelope or otherwise mail it to the Company. K. Shan Padda and Stephen L. Holden, the persons named as proxies on the proxy accompanying this Proxy Statement, were selected by the Board of Directors to serve in such capacity. The shares represented by a proxy which is properly signed, dated, returned and not revoked will be voted in accordance the instructions contained therein, or, if no direction is indicated, will be voted to approve all of the proposals recommended by the Board of Directors as indicated herein. The Board of Directors presently does not intend to bring any matter before the Annual Meeting except those referred to in this Proxy Statement and specified in the Notice of Annual Meeting, nor does the Board of Directors know of any matters which anyone else proposes to present for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy, or their duly constituted substitutes acting at the Annual Meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment and discretion; provided, however, that proxies directing a vote against a proposal may not be voted, pursuant to such discretionary authority, for a proposal to adjourn the Annual Meeting in order to permit further solicitation with respect to such proposal.

     Each stockholder giving a proxy has the power to revoke it at any time before the shares it represents are voted. Revocation of a proxy is effective upon receipt by the Vice President of Finance and Assistant Secretary of the Company at 5601 West Howard, Niles, Illinois 60714, of either (i) a written notice, duly executed by the stockholder, stating that the proxy is revoked or
(ii) a duly executed proxy bearing a later date. Additionally, a stockholder may revoke a previously executed proxy by voting in person at the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

                             SOLICITATION EXPENSES

     The expenses of preparing and mailing this Proxy Statement and the accompanying form of proxy and the cost of solicitation of proxies will be borne by the Company. In addition to the use of mailings, proxies may be solicited by personal interview, telephone and telegraph, and by directors, officers and regular employees of the Company, without special compensation therefor. The Company expects to reimburse banks, brokers and other persons for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of the Company's Common Stock.

                 [Remainder of this page intentionally blank.]

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

     The following table sets forth information regarding beneficial ownership of the Company's Common Stock as of April 13, 1998, for (i) each officer of the Company, (ii) each director and nominee for director of the Company, (iii) each stockholder known by the Company to own beneficially 5% or more of the outstanding shares of Common Stock of the Company and (iv) all officers, directors and nominees for director of the Company as a group.

                                             NUMBER OF SHARES              PERCENT OF
                  NAME                     BENEFICIALLY OWNED(1)       OUTSTANDING SHARES
                  ----                     ---------------------       ------------------
OFFICERS:
K. Shan Padda(2).........................          497,419                    4.67%
Doron C. Levitas(3)......................          550,226                    5.15%
Anil K. Rastogi, Ph.D.(4)................           86,669                        *
Stephen L. Holden(5).....................           43,473                        *
Alan E. Jordan(6)........................           25,000                        *
Scott Skooglund(7).......................            6,250                        *
Joseph Moser(8)..........................           12,610                        *
Vincent J. Capponi(9)....................           18,404                        *
Elliott R. Mandell(10)...................           97,557                        *
Tuan Bui.................................               --                        *
Stephan C. Beal(11)......................            8,328
Stephen L. Axel..........................            4,000
DIRECTORS:
Francis V. Cook, M.D.(12)................          210,084                     2.0%
Mark Lampert(13).........................           17,879                        *
William D. Lautman(14)...................          134,898                    1.27%
William H. Lomicka(15)...................           86,234                        *
Marvin Samson(16)........................           35,315                        *
L. Peter Smith(17).......................           54,410                        *
Edson W. Spencer, Jr.(18)................           40,647                        *
5% STOCKHOLDERS:
The Kaufman Fund, Inc.(19)...............          744,100                    7.07%
All Officers and Directors...............        1,929,443                   18.27%

-------------------------
  * Less than 1% of the issued and outstanding shares of the Common Stock of the Company.

 (1) Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Percentage of beneficial ownership is based on 10,521,013 shares of Common Stock outstanding as of April 13, 1998, including shares of Common Stock subject to options and warrants that are currently exercisable or exercisable within 60 days, which are deemed to be outstanding and to be beneficially owned by the person holding such options or warrants.

 (2) Includes 134,992 shares subject to options exercisable within 60 days.

 (3) Includes 171,575 shares subject to options exercisable within 60 days, out of which 15,000 shares are held of record by Forrest-Henryk Investment LLC of which Mr. Levitas is the principal.

 (4) Includes 86,669 shares subject to options exercisable within 60 days.

 (5) Includes 43,166 shares subject to options exercisable within 60 days.

 (6) Includes 25,000 shares subject to options exercisable within 60 days.

 (7) Includes 6,250 shares subject to options exercisable within 60 days.

 (8) Includes 12,610 shares subject to options exercisable within 60 days.

 (9) Includes 18,404 shares subject to options exercisable within 60 days.

(10) Includes 95,000 shares subject to options exercisable within 60 days and 2,557 shares held of record by Ginger Mandell, Mr. Mandell's wife.

(11) Includes 8,250 shares subject to options exercisable within 60 days and 78 shares held of record by Mr. Beal's minor son.

(12) Includes 10,000 shares subject to options exercisable within 60 days.

(13) Includes 17,879 shares subject to options exercisable within 60 days.

(14) Includes 32,315 shares subject to options exercisable within 60 days and 68,327 shares issuable upon exercise of warrants. EGS Partners, L.L.C is an affiliate of EGS Securities Corp. of which Mr. Lautman is a managing director. Mr. Lautman disclaims beneficial ownership of options owned by EGS Securities Corp.

(15) Includes 33,624 shares subject to options exercisable within 60 days and 3,152 shares issuable upon exercise of warrants.

(16) Includes 32,315 shares subject to options exercisable within 60 days.

(17) Includes 46,497 shares subject to options exercisable within 60 days.

(18) Includes 11,800 shares subject to options exercisable within 60 days and 7,962 shares held of record by Spencer Family Partnership, L.P. Mr. Spencer disclaims beneficial ownership of 11,112 shares owned by Valerie C. Spencer Trust #3.

(19) The Kaufman Fund's address is 140 E. 45th Street, New York, New York 10017.

                 [Remainder of this page intentionally blank.]

                    PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

     The Amended and Restated Certificate of Incorporation of the Company provides that the Board of Directors of the Company shall consist of nine members and shall be divided into three classes, as nearly equal in number as possible, with one class being elected each year for a three-year term. At the Annual Meeting of Stockholders, three Class II directors are to be elected to service until 2001 and six directors will continue to service in accordance with their prior election.

     It is intended that the proxies (except proxies marked to the contrary) will be voted for the nominees listed below, all of whom are members of the present Board of Directors. It is expected that the nominees will serve, but if any nominee declines or is unable to serve for any unforeseen cause, the proxies will be voted to fill any vacancy so arising in accordance with the discretionary authority of the persons named in the proxies.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF EACH OF THE CLASS II NOMINEES NAMED BELOW (PROPOSAL NO. 1 ON THE PROXY CARD).

NOMINEE AND CONTINUING DIRECTORS

     The following table sets forth certain information with respect to the nominees and the continuing directors:

            NAME AND AGE               DIRECTOR SINCE    PRINCIPAL OCCUPATION AND OTHER INFORMATION
            ------------               --------------    ------------------------------------------
                     CLASS II NOMINEES FOR ELECTION WITH TERMS EXPIRING IN 2001
Mark Lampert (38)....................  May, 1996        Mr. Lampert, a director of the Company since
                                                        1996, founded and has been the managing
                                                        partner of Biotechnology Value Fund, L.P., a
                                                        private investment partnership which
                                                        specializes in biotechnology, since 1993.
                                                        Prior to forming the Biotechnology Value
                                                        Fund in August, 1993, Mr. Lampert was a Vice
                                                        President at the investment banking firm
                                                        Oppenheimer & Co. in New York, New York from
                                                        March, 1991 through August, 1992. Prior to
                                                        joining Oppenheimer & Co., Mr. Lampert
                                                        worked at Biotechnology Royalty Corp., which
                                                        he founded in March, 1990. Prior to founding
                                                        Biotechnology Royalty Corp., Mr. Lampert
                                                        headed business development for Cambridge
                                                        NeuroScience, Inc., a public biotechnology
                                                        company, and served as Assistant to the
                                                        President of the NutraSweet Company, then a
                                                        subsidiary of G.D. Searle & Co. Mr. Lampert
                                                        has also worked for the Boston Consulting
                                                        Group. Mr. Lampert received a B.A. in
                                                        Chemistry from Harvard College and an M.B.A.
                                                        from Harvard Business School.

            NAME AND AGE               DIRECTOR SINCE    PRINCIPAL OCCUPATION AND OTHER INFORMATION
            ------------               --------------    ------------------------------------------
William D. Lautman (35)..............  September, 1994  Mr. Lautman, a director of the Company since
                                                        1994, has been a Managing Director of EGS
                                                        Securities Corp. since 1995. Prior to
                                                        joining EGS Securities Corp., Mr. Lautman
                                                        served as Managing Director of Advisory
                                                        Capital Partners, Inc., which he joined in
                                                        1994. Prior thereto, Mr. Lautman served as a
                                                        Managing Director of Cowen & Company, which
                                                        he joined in 1992. Mr. Lautman is a director
                                                        of One Call Medical, Inc., Louisville
                                                        Laboratories, Inc., CareMedic Systems, Inc.,
                                                        and Osler Health, Inc. Mr. Lautman graduated
                                                        from The Wharton School, University of
                                                        Pennsylvania with an M.B.A., and from
                                                        Georgetown University with a B.S. in
                                                        Business Administration. Mr. Lautman also
                                                        completed the Comparative Business Policy
                                                        Program, Centre for Management Studies,
                                                        Oxford University, England.
Marvin Samson (56)...................  September, 1994  Mr. Samson, a director of the Company since
                                                        1994, has been Chairman of the Generic
                                                        Pharmaceutical Industry Association since
                                                        March, 1997. From April, 1985 to January,
                                                        1998, Mr. Samson was President and Chief
                                                        Executive Officer of Marsam Pharmaceuticals
                                                        Inc. ("Marsam"), a developer, manufacturer
                                                        and marketer of generic injectable drug
                                                        products. Marsam was acquired by Schein
                                                        Pharmaceutical, Inc. in 1995. Prior to
                                                        founding Marsam, Mr. Samson was a founder of
                                                        Elkins-Sinn, Inc., a manufacturer of generic
                                                        injectable products. Mr. Samson is a
                                                        director of Community National Bank. Mr.
                                                        Samson graduated from Temple University with
                                                        a B.S. in Chemistry.

                           [Remainder of this page intentionally blank.]

            NAME AND AGE               DIRECTOR SINCE    PRINCIPAL OCCUPATION AND OTHER INFORMATION
            ------------               --------------    ------------------------------------------
                          CLASS III DIRECTORS WITH TERMS EXPIRING IN 1999
K. Shan Padda (36)...................  December, 1989   Mr. Padda co-founded the Company in 1989 and
                                                        has served as Chairman and Chief Executive
                                                        Officer since 1991 and Co-Chairman of the
                                                        Board and Vice President of Finance from
                                                        1989 to 1991. From 1984 to 1988, Mr. Padda
                                                        served as Chief Executive Officer of Andens
                                                        of Illinois, Inc., a medical supplies
                                                        company headquartered in Chicago, Illinois,
                                                        which assembled and marketed hospital
                                                        operating room supply kits. From 1982 to
                                                        1984, Mr. Padda directed marketing and sales
                                                        efforts for a division of Crowd Caps, Inc.,
                                                        an apparel company, in Minneapolis,
                                                        Minnesota. Mr. Padda graduated from Harvard
                                                        University with a B.A. in Biology. In 1995,
                                                        Mr. Padda was inducted into the Chicagoland
                                                        Entrepreneur Hall of Fame. Mr. Padda is a
                                                        director of AKSYS, Ltd.
Doron C. Levitas (40)................  December, 1989   Mr. Levitas co-founded the Company in 1989
                                                        and has served as Vice Chairman of the Board
                                                        and Secretary since 1994 and Vice President
                                                        of International Operations since 1993.
                                                        Prior thereto, Mr. Levitas served in various
                                                        capacities including Co-Chairman of the
                                                        Board and Chief Operating Officer. Before
                                                        joining Sabratek, from 1986 to 1988, Mr.
                                                        Levitas served as President of a division of
                                                        Andens of Illinois, Inc., a medical supplies
                                                        company headquartered in Chicago, Illinois,
                                                        which assembled and marketed hospital
                                                        operating room supply kits. From 1984 to
                                                        1986, Mr. Levitas served as President of
                                                        Headings, Inc., an international apparel
                                                        marketing firm based in New York, New York,
                                                        which was later sold to Andens of Illinois.
                                                        Mr. Levitas graduated from Baruch College in
                                                        New York, New York with a B.A. in
                                                        International Business and Finance. Under
                                                        Mr. Levitas' guidance, Sabratek received the
                                                        State of Illinois's 1996 and 1997 Governor's
                                                        Export Award.
William H. Lomicka (61)..............  October, 1994    Mr. Lomicka, a director of the Company since
                                                        1994, has been President of Mayfair Capital,
                                                        Inc., a private investment firm, since 1989
                                                        and President of The Regent Group, an asset
                                                        management firm since 1990. Prior thereto,
                                                        Mr. Lomicka was Senior Vice President of CW
                                                        Group, a New York venture capital firm
                                                        specializing in health care enterprises.
                                                        From 1975 to 1985, Mr. Lomicka served in
                                                        various capacities at Humana Inc., including
                                                        Treasurer and Senior Vice President --
                                                        Finance. Mr. Lomicka is a director of the
                                                        following companies: Regal Cinemas, Inc.,
                                                        Louisville Laboratories, Inc. and Vencor,
                                                        Inc.

            NAME AND AGE               DIRECTOR SINCE    PRINCIPAL OCCUPATION AND OTHER INFORMATION
            ------------               --------------    ------------------------------------------
                            CLASS I DIRECTORS WITH TERM EXPIRING IN 2000
Francis V. Cook, M.D. (53)...........  June, 1997       Dr. Cook, a director of the Company since
                                                        1997, has been Chief, Division of Infectious
                                                        Diseases at Evanston Northwestern Healthcare
                                                        since September, 1994. Dr. Cook is also an
                                                        Assistant Professor of Clinical Medicine at
                                                        Northwestern University Medical School, and
                                                        an Associate of the Evanston Northwestern
                                                        Healthcare Faculty Practice Associates. Dr.
                                                        Cook is a director of the Evanston
                                                        Northwestern Healthcare Home Services. Dr.
                                                        Cook is past President and past Chairman of
                                                        the Executive Committee of the professional
                                                        staff of Evanston Northwestern Healthcare.
                                                        Dr. Cook is a licensed physician in Illinois
                                                        and holds specialty board certifications
                                                        from the American Board of Internal Medicine
                                                        and Infectious Disease. He is a member of
                                                        the American College of Physicians,
                                                        Infectious Disease Society of America, and
                                                        the Chicago Are Infectious Disease Society.
                                                        Dr. Cook graduated from Northwestern
                                                        University and has an M.D. degree from the
                                                        Medical College of Wisconsin.
L. Peter Smith (49)..................  October, 1992    Mr. Smith, a director of the Company since
                                                        1992 has been Chairman and Chief Executive
                                                        Officer of Ralin, Inc., a medical service
                                                        company specializing in outpatient cardiac
                                                        care, since 1990. Mr. Smith has also served
                                                        as a Managing Partner of AllCare Health
                                                        Services, Inc., a health care services
                                                        provider which was acquired by Medisys, Inc.
                                                        in 1992. Prior to joining Ralin, Inc. in
                                                        1990, Mr. Smith served in various capacities
                                                        with Baxter Healthcare, Inc., most recently
                                                        as President of Caremark Inc. and Travacare,
                                                        a division of Baxter. He also served as
                                                        Chief Operating Officer of Baxter Japan,
                                                        Ltd. He is a director of Coram Healthcare
                                                        Corporation. Mr. Smith graduated from
                                                        Princeton University and from the University
                                                        of Chicago, Graduate School of Business with
                                                        an M.B.A.

            NAME AND AGE               DIRECTOR SINCE    PRINCIPAL OCCUPATION AND OTHER INFORMATION
            ------------               --------------    ------------------------------------------
Edson W. Spencer, Jr. (44)...........  April, 1993      Mr. Spencer, a director of the Company since
                                                        1993, is the founder and CEO of Affinity
                                                        Capital Management and Managing Member of
                                                        Affinity Ventures II, a health care venture
                                                        capital limited liability corporation formed
                                                        in January, 1997. Mr. Spencer is also the
                                                        Managing Partner of PSF Health Care Fund,
                                                        L.P., a Minnesota-based venture capital
                                                        partnership formed in 1993. Mr. Spencer is
                                                        also a principal and Chief Financial Officer
                                                        of Peterson-Spencer-Fansler Company which
                                                        was formed in 1991. Mr. Spencer serves on
                                                        the Board of Directors of Ig3D Corporation,
                                                        a privately held Minneapolis, Minnesota
                                                        medical device company, TouchPoint Software
                                                        Corporation, a privately held health care
                                                        software company located in Boston,
                                                        Massachusetts, and Mezzanine Capital
                                                        Partners, an SBIC located in Minneapolis,
                                                        Minnesota. Mr. Spencer also serves on
                                                        several not-for-profit boards, including
                                                        Children's Health Care, the Minneapolis/St.
                                                        Paul, Minnesota Children's Hospitals.

                 [Remainder of this page intentionally blank.]

            INFORMATION CONCERNING DIRECTORS AND EXECUTIVE OFFICERS

INFORMATION CONCERNING BOARD AND COMMITTEE MEETINGS

     Six regular and two special meetings of the Company's Board of Directors were held during the fiscal year ended December 31, 1997. In addition, the Company's Board of Directors acted by unanimous written consent on two occasions during such fiscal year. No incumbent director failed to attend at least 75% of the total number of meetings of the Board or any committees of the Board of which he was a member, held during the period in such fiscal year during which he was a director or a member of any such committee, as the case may be.

INFORMATION CONCERNING COMMITTEES OF THE BOARD

     The only permanent committees of the Company's Board are the Audit Committee and the Compensation Committee.

     The Audit Committee, which is comprised entirely of outside directors, is comprised of Messrs. Lautman and Lomicka. The Audit Committee oversees the work performed by the Company's independent auditors and reviews internal audit controls. The Audit Committee held two meetings during the fiscal year ended December 31, 1997.

     The Compensation Committee, which is composed entirely of outside directors, is comprised of Messrs. Samson, Smith and Spencer. The Compensation Committee establishes salaries, incentives and other forms of compensation for directors, executive officers and key employees of the Company and administers the Company's Amended and Restated 1993 Stock Option Plan (the "Stock Option Plan") and other incentive compensation and benefit plans. There were five meetings of the Compensation Committee during the fiscal year ended December 31, 1997.

DIRECTORS' COMPENSATION

     Outside directors currently receive cash fees of $5,000 annually at the end of the year of service as well as $1,000 for each Board meeting and $500 for each Committee meeting attended by such director in person and $500 for each Board meeting attended by such director telephonically. In addition, the Company reimburses directors for out-of-pocket expenses incurred in connection with attendance at such meetings. Pursuant to a formula contained in the Stock Option Plan, each director receives an option to purchase 7,879 shares of the Company's Common Stock annually. In addition, each member of a committee of the Board of Directors receives an option to purchase 945 shares of the Company's Common Stock annually and each chairman of each such committee receives an additional option to purchase 473 shares of the Company's Common Stock annually. Such options vest on the earlier of (i) one year from the date of grant or (ii) the next annual election of directors, and have an exercise price equal to the market price of the Common Stock on the date of grant.

     Directors who are not also executive officers of the Company have been granted options to purchase a total of 237,770 shares of Common Stock at prices ranging from $3.17 to $30.38 per share pursuant to the Company's Stock Option Plan through December 31, 1997.

DIRECTORS' STOCK OPTIONS

     During the year ended December 31, 1997, the Company paid cash fees and granted options to purchase Common Stock under the 1993 Plan exercisable at a price equal to the fair market value of the Company's Common Stock on the date of grant, to the following outside directors:

                                                               GRANTED JUNE 10, 1997
                                                         ----------------------------------
                 NAME                    CASH FEES       NO. OF SHARES       EXERCISE PRICE
                 ----                    ---------       -------------       --------------
Francis V. Cook, M.D. .................    2,000            10,000               $30.38
Mark Lampert...........................    1,000            10,000               $30.38
William D. Lautman.....................    1,500            11,200               $30.38
William H. Lomicka.....................    1,000            11,800               $30.38
Marvin Samson..........................    2,000            11,200               $30.38
L. Peter Smith.........................    2,000            11,200               $30.38
Edson W. Spencer, Jr. .................    2,000            11,800               $30.38

REPORTING OF SECURITIES TRANSACTIONS

     Ownership of and transactions in the Company's stock by executive officers and directors of the Company and owners of 10% or more of the Company's outstanding Common Stock are required to be reported to the Securities and Exchange Commission pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). For the fiscal year ended December 31, 1997, each of Dr. Tuan Bui, Dr. Francis V. Cook, Stephen L. Axel and Elliot R. Mandell filed a Form 3 after its due date and each of Doron C. Levitas and Edson
W. Spencer, Jr. filed a Form 4 after its due date. All such reports have been filed prior to the date of this Proxy Statement.

                 [Remainder of this page intentionally blank.]

BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS

     The following is a description of the background of the executive officers of the Company who are not directors:

                                    EXECUTIVE OFFICER
           NAME AND AGE                   SINCE         PRINCIPAL OCCUPATION AND OTHER INFORMATION
           ------------             -----------------   ------------------------------------------
Anil K. Rastogi, Ph.D. (54).......    August, 1995     Dr. Rastogi joined the Company in 1995 as
                                                       President and Chief Operating Officer. Prior
                                                       to joining Sabratek, from 1991 to 1995, Dr.
                                                       Rastogi held various positions with SIMS
                                                       Deltec, Inc. (formerly Pharmacia Deltec,
                                                       Inc.), a manufacturer and marketer of
                                                       ambulatory drug delivery and vascular access
                                                       devices. From 1994 to 1995, Dr. Rastogi
                                                       served as Chief Operating Officer; from 1992
                                                       to 1994, as Executive Vice President; and
                                                       from 1991 to 1992, as Vice President and
                                                       General Manager of the Infusion Division of
                                                       SIMS Deltec, Inc. Prior thereto, Dr. Rastogi
                                                       was President of the Cycolor Division of
                                                       Mead Corporation and held various senior
                                                       management positions with Owens-Corning
                                                       Fiberglas Corporation. Dr. Rastogi graduated
                                                       from McGill University with a Ph.D. degree
                                                       in Polymer Science.
Alan E. Jordan (54)...............   February, 1991    Mr. Jordan has served as Senior Vice
                                                       President of Sales and Marketing of the
                                                       Company since 1994 and in various other
                                                       capacities since joining the Company in
                                                       1991. Prior thereto, in 1986, he founded
                                                       Ivonyx Corp., a national home health care
                                                       company, where he served until 1989 in
                                                       various positions, including Chairman and
                                                       Chief Executive Officer. Mr. Jordan has many
                                                       years experience in the infusion pump
                                                       industry, including tenures at IMED
                                                       Corporation, an electronic infusion pump
                                                       manufacturer, where he, among other
                                                       positions, served as Vice President of Sales
                                                       and Marketing. In 1968, Mr. Jordan joined
                                                       IVAC Corporation, an electronic infusion
                                                       equipment manufacturer. He graduated from
                                                       Drake University with a B.S. in Business
                                                       Management.

                                    EXECUTIVE OFFICER
           NAME AND AGE                   SINCE         PRINCIPAL OCCUPATION AND OTHER INFORMATION
           ------------             -----------------   ------------------------------------------
Stephen L. Holden (44)............    August, 1996     Mr. Holden has served as Senior Vice
                                                       President and Chief Financial Officer of the
                                                       Company since 1996 and in June, 1997 became
                                                       the Company's Treasurer. Prior thereto, from
                                                       1993 to 1996, Mr. Holden was Chief Operating
                                                       Officer of a unit of Value Health, Inc., a
                                                       national provider of specialty managed care.
                                                       From 1976 to 1993, Mr. Holden was with
                                                       American Hospital Supply Corporation, Baxter
                                                       Healthcare Corporation and Caremark, Inc.,
                                                       where he served in a number of financial,
                                                       systems and operating roles. Mr. Holden
                                                       holds a B.A. in Economics and an M.S.B.A. in
                                                       Finance from the University of Denver and is
                                                       a Certified Public Accountant.
Scott Skooglund (39)..............   November, 1992    Mr. Skooglund has been Vice President of
                                                       Finance of the Company since joining
                                                       Sabratek in 1992. Prior thereto, from 1989
                                                       to 1992, Mr. Skooglund served in various
                                                       capacities at XCEL Laboratories, Inc., a
                                                       pharmaceutical manufacturer, including Vice
                                                       President of Finance. From 1984 to 1989, Mr.
                                                       Skooglund was Regional Accounting Manager at
                                                       Leaseway Transportation Corp. Mr. Skooglund
                                                       graduated with a B.S. in Accounting from
                                                       Eastern Illinois University and is a
                                                       Certified Public Accountant.
Joseph Moser (44).................    March, 1994      Mr. Moser currently serves as Vice President
                                                       of Engineering of the Company. Until
                                                       recently, he served as Vice President of
                                                       Research and Development since joining
                                                       Sabratek in 1994. Prior thereto, Mr. Moser
                                                       served as Vice President, Research and
                                                       Development for VideOcart, a Chicago-based
                                                       technology firm from 1990 to 1993. Mr. Moser
                                                       has served as Director of Engineering and
                                                       Vice President of Engineering for
                                                       Information Resources, Inc., a
                                                       communications technology company. Mr. Moser
                                                       graduated from the University of Michigan
                                                       with a B.S. in Electrical Engineering.

                                    EXECUTIVE OFFICER
           NAME AND AGE                   SINCE         PRINCIPAL OCCUPATION AND OTHER INFORMATION
           ------------             -----------------   ------------------------------------------
Tuan Bui, Ph.D. (47)..............     July, 1997      Dr. Bui joined the Company in July, 1997 as
                                                       Vice President of Research and Development.
                                                       Prior to joining Sabratek, from 1989 to
                                                       1997, Dr. Bui served in various capacities
                                                       at Telectronics Pacing Systems, a
                                                       Denver-based manufacturer and marketer of
                                                       implantable pacemakers, including Director
                                                       of Tachycardia Strategic Marketing and
                                                       Director of Cardiomyoplasty Operations. From
                                                       1981 to 1988, Dr. Bui was employed in a
                                                       number of positions by Ausonics, a
                                                       manufacturer of ultrasound diagnostic
                                                       equipment in Australia, including Chief
                                                       Research Engineer. He graduated with a Ph.D.
                                                       in Electrical Engineering from Canterbury
                                                       University, New Zealand and an M.B.A. degree
                                                       from Macquarie University, Australia.
Vincent J. Capponi (40)...........    April, 1996      Mr. Capponi has served as Vice President of
                                                       Operations since September, 1996 and
                                                       previously served as Vice President of
                                                       Quality Control. Prior to joining Sabratek,
                                                       from 1992 to 1996, Mr. Capponi was employed
                                                       by SIMS Deltec, Inc. (formerly Pharmacia
                                                       Deltec, Inc.), a manufacturer and marketer
                                                       of ambulatory drug delivery and vascular
                                                       access devices, most recently as Director of
                                                       Operations. From 1984 to 1992, Mr. Capponi
                                                       served in a variety of positions with Mead
                                                       Imaging, a division of Mead Corporation,
                                                       which commercialized a new color-imaging
                                                       technology. Mr. Capponi graduated from
                                                       Bowling Green State University and also
                                                       holds a Masters of Science degree in
                                                       Chemistry from Bowling Green State
                                                       University.
Elliott R. Mandell (42)...........   February, 1997    Mr. Mandell was elected a Vice President of
                                                       Sabratek upon the Company's acquisition of
                                                       Rocap in February, 1997. Mr. Mandell founded
                                                       Rocap in 1995 and served as its President
                                                       until its acquisition by Sabratek. Prior
                                                       thereto, Mr. Mandell served as corporate
                                                       director of clinical services for the Yankee
                                                       Alliance Network of Hospitals, an
                                                       affiliation of hospitals located throughout
                                                       New England. Previously, Mr. Mandell spent
                                                       14 years in various clinical capacities and
                                                       as a hospital administrator with New England
                                                       Memorial Hospital. Mr. Mandell holds a B.S.
                                                       in Pharmacy from the Massachusetts College
                                                       of Pharmacy and also an M.B.A. from the New
                                                       Hampshire College Graduate School of
                                                       Business.

                                    EXECUTIVE OFFICER
           NAME AND AGE                   SINCE         PRINCIPAL OCCUPATION AND OTHER INFORMATION
           ------------             -----------------   ------------------------------------------
Stephan C. Beal (43)..............   February, 1998    Mr. Beal, who has served in various
                                                       positions with the Company since 1992, was
                                                       elected Vice President of Sales in February,
                                                       1998. Prior to joining the Company, Mr. Beal
                                                       was National/ International Distributor
                                                       Sales Manager of O'Brien/KMI, a full-line
                                                       medical nutrition company, from 1989. From
                                                       1985 to 1989, Mr. Beal was with Knight
                                                       Medical, Inc. where he was National Sales
                                                       Manager. From 1981 to 1985, Mr. Beal was
                                                       employed by Medical Electronics Corp. where
                                                       he served as Regional Sales Manager. Mr.
                                                       Beal graduated from Hartwick College with a
                                                       B.A. in Sociology.
Stephen L. Axel (42)..............        1997         Mr. Axel has been Vice President of
                                                       Marketing of the Company since 1997. Prior
                                                       to joining Sabratek, Mr. Axel was employed
                                                       by Paidos Health Management Services, Inc.
                                                       where he served as Vice President, Managed
                                                       Care and Business Development from 1996.
                                                       Previously, Mr. Axel was Vice President of
                                                       Strategic Planning and Area Vice President
                                                       for Caremark International, Inc. from 1989
                                                       to 1996. From 1977 to 1989, Mr. Axel was
                                                       with Baxter International and American
                                                       Hospital Supply and held several positions
                                                       including Director of Sales and Marketing.
                                                       Mr. Axel graduated from the University of
                                                       California at Santa Barbara and the
                                                       Northwestern University JL Kellogg Graduate
                                                       School of Management with an MBA.

                 [Remainder of this page intentionally blank.]

EXECUTIVE COMPENSATION

     The Summary Compensation Table below sets forth certain information concerning compensation paid or accrued for services rendered to the Company in all capacities for the years ended December 31, 1995, 1996 and 1997 to the Chief Executive Officer and each of the four other most highly compensated executive officers of the Company (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                 LONG-TERM
                                                                                COMPENSATION
                                               ANNUAL COMPENSATION                 AWARDS
                                    -----------------------------------------   ------------
                                                                                 SECURITIES
                                                                 OTHER ANNUAL    UNDERLYING     ALL OTHER
                                                   BONUS ($)     COMPENSATION   OPTIONS (#)    COMPENSATION
NAME AND PRINCIPAL POSITION  YEAR   SALARY ($)        (1)            ($)            (2)            ($)
---------------------------  ----   ----------     ---------     ------------   -----------    ------------
K. Shan Padda.............   1997    175,000        147,500         10,800(3)     700,000
  Chairman and Chief         1996    150,000         90,000         10,800(3)     157,580           --
  Executive Officer          1995     90,000             --             --        157,580           --
Anil K. Rastogi, Ph.D. ...   1997    160,000        185,953             --        200,000           --
  President and Chief        1996    143,000        107,200             --         31,516           --
  Operating Officer          1995     52,500(4)          --             --         70,911           --
Doron C. Levitas..........   1997    132,000         49,650             --        100,000           --
  Vice Chairman and          1996    120,000         24,000             --         47,274           --
  Vice President of          1995     90,000             --             --         94,548           --
  International Operations
Alan E. Jordan............   1997    132,000         50,655        144,391(5)     100,000           --
  Senior Vice President of   1996    132,000         26,400        426,533(6)      47,274           --
  Sales and Marketing        1995    124,980             --         22,939(5)     107,154           --
Stephen L. Holden.........   1997    154,000         82,863             --         50,000           --
  Senior Vice President,     1996     50,053(7)      21,000             --         55,000           --
  Chief Financial Officer    1995         --             --             --             --           --
  and Treasurer

-------------------------
(1) The Board adopted a bonus plan for 1996 and subsequent years, with bonuses to be paid at the discretion of the Compensation Committee.

(2) Represents shares of Common Stock underlying stock options granted during 1995, 1996 and 1997 pursuant to the Stock Option Plan.

(3) Represents Mr. Padda's housing allowance as provided for in his employment agreement.

(4) Mr. Rastogi joined the Company in August 1995.

(5) Represents commissions paid by the Company.

(6) Represents $89,594 in commissions plus $336,939 in forgiveness of indebtedness to the Company.

(7) Mr. Holden joined the Company in August 1996.

     The following table sets forth certain information with respect to options granted to the Named Executive Officers during 1997.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                 INDIVIDUAL GRANTS
                                 ---------------------------------------------------------------------------------
                                    NUMBER OF
                                   SECURITIES       PERCENT OF TOTAL
                                   UNDERLYING       OPTIONS GRANTED
                                 OPTIONS GRANTED    TO EMPLOYEES IN     EXERCISE PRICE    EXPIRATION    GRANT DATE
             NAME                      (#)                1997            ($/SH)(1)        DATE(2)       VALUE(3)
             ----                ---------------    ----------------    --------------    ----------    ----------
K. Shan Padda..................      700,000              39.9%             $22.00         5/20/07      $9,786,000
Anil K. Rastogi, Ph.D..........      200,000              11.4%             $22.00         5/20/07       2,796,000
Alan E. Jordan.................      100,000               5.7%             $22.00         5/20/07       1,398,000
Stephen L. Holden..............       50,000               2.9%             $22.00         5/20/07         699,000
Doron C. Levitas...............       10,000               5.7%             $22.00         5/20/07       1,398,000

-------------------------
(1) Options were granted at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant, as determined by the Board.

(2) Some of the options granted to the Named Executive Officers are subject to vesting and, accordingly, may expire before the dates indicated.

(3) Calculation based on the Black-Scholes model.

     The following table sets forth certain information with respect to the unexercised options held by the Named Executive Officers as of December 31, 1997.

                             YEAR-END OPTION VALUES

                                                                  NUMBER OF SECURITIES      VALUE OF UNEXERCISED
                                  SHARES                         UNDERLYING UNEXERCISED    IN-THE-MONEY OPTIONS AT
                                 ACQUIRED                         OPTIONS AT YEAR-END         YEAR-END 1997($)
                                ON EXERCISE    VALUE REALIZED     1997(#) EXERCISABLE/          EXERCISABLE/
             NAME                   (#)             ($)              UNEXERCISABLE            UNEXERCISABLE(1)
             ----               -----------    --------------    ----------------------    -----------------------
K. Shan Padda.................    108,406        2,160,407              325/896,975              6,158/9,331,299
Anil K. Rastogi, Ph.D.........     40,000          774,605           38,790/223,637            930,572/1,917,051
Alan E. Jordan................     90,607        1,759,361                0/173,275                  0/2,612,885
Stephen L. Holden.............      3,000           62,500           24,500/77,500             499,065/897,675
Doron C. Levitas..............     54,321        1,075,757            4,771/182,730            114,456/2,659,692

-------------------------
(1) Calculated based on stock price at December 31, 1997 of $28.75

STOCK OPTION PLAN

     The Company's Stock Option Plan was adopted in 1992, amended in 1993, amended and restated in 1996 and further amended in 1997. The Stock Option Plan, as amended, provides for the grant of options to purchase up to an aggregate of 3,800,000 shares of Common Stock. The Plan is administered by the compensation committee of the Board of Directors (the "Compensation Committee") who will make discretionary grants ("discretionary grants") of options to employees (including employees who are officers and directors of the Company) and consultants. The Stock Option Plan also provides for formula grants ("formula grants") of options to directors who are not employees of the Company.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     The Company's executive officers' compensation has been determined by the Company's Chairman and reviewed by the Compensation Committee of the Board. Compensation for the Company's executives, for the fiscal year ended December 31, 1997 was established in this manner, except for long-term incentive compensation in the form of stock option grants which was established by the Compensation Committee and approved by the Board of Directors. Compensation for the Chairman for fiscal 1996 was determined pursuant to an employment agreement set by the Board of Directors in 1997, at a fixed salary of $175,000 and a bonus equal to 70% of salary based on achieving defined revenue and earnings objectives. In addition, a discretionary bonus of $25,000 was granted to the Chairman in 1997 based upon the Company's performance in 1996. The Company expects that the Chairman will continue to set compensation for the Company's other executive officers with the advice and guidance of the Compensation Committee of the Board of Directors, that the Compensation Committee will determine the granting of options, and that the Chairman's compensation will be set by the Compensation Committee.

     Individual compensation has been established to maintain equitable internal relationships taking into account the responsibilities, experience, seniority and work performance of the individual executive, the overall performance of the Company and the unit or area of responsibility of the executive and the strategic objectives and budget considerations of the Company. The relative weight given to each of these factors varies from individual to individual and from year to year. Increases ranging from 0% to 29% in executive officers' base salaries were made for the year ended December 31, 1998.

     A significant portion of each executive officer's compensation is in the form of a bonus (in fiscal 1996, it was budgeted to be from 10% to 70% of total compensation depending on the executive) which is performance-related. Bonuses are designed to reward executives for achieving and exceeding Company performance goals and/or individual performance goals. Bonuses based upon overall Company performance in 1997 were based upon targeted levels of the Company's revenues and earnings. Performance measures and targets for each executive officer are set at the beginning of the fiscal year by the Chairman and reviewed by the Compensation Committee.

     Salary levels, bonus criteria and performance objectives for the Company's executive officers are evaluated each year to take into account factors discussed above and other additional factors believed appropriate at the time. Executive compensation structures and levels for each year's targeted overall Company and individual performance goals are determined following regular structured annual reviews of each executive officer conducted by the CEO and President. Target performance levels take into account historic patterns of the Company performance and strategic objectives.

     Individual stock option grants in fiscal 1997 were determined giving consideration to the factors discussed above and previous option grants in order to give the executive officers a long-term incentive to improve the overall performance of the Company. This resulted in total options granted to executive officers in fiscal 1997 of 1,513,000 shares, which vest over a minimum of four years. Such grants included options granted to three executive officers to induce their employment.

     In addition, all executive officers, including the Chairman, are eligible to participate in broad based benefits generally available to all U.S. employees of the Company, such as the Company's 401(k) and Stock Purchase Plans as well as medical, dental, disability and life insurance.

     The Omnibus Budget Reconciliation Act of 1993 (the "Act") amended the Internal Revenue Code, section 162(m), to limit deductibility for the Company for income tax purposes of compensation paid to the Chairman and the other highest paid executive officers to $1 million per year, per person, subject to certain exceptions. The Company does not currently have any executive whose compensation exceeds that limitation. If at a future date it appears likely that such limitation may be exceeded, the Compensation Committee will consider recommending restructuring of executive compensation programs in light of the requirements of the Act and the regulations that may be promulgated thereunder to permit them to meet the exceptions to the limitation so such compensation may continue to be deductible.

                                          Marvin Samson
                                          L. Peter Smith
                                          Edson W. Spencer, Jr.

EMPLOYMENT AGREEMENTS

     The Company entered into a two-year Employment Agreement with Mr. Padda as of January 1, 1996. Pursuant to its terms, the Employment Agreement automatically renewed itself for an additional one year term on January 1, 1998. The Employment Agreement currently provides that Mr. Padda shall receive a base salary of $225,000, bonuses based upon the Company's performance as compared to its budget and options to purchase shares of the Company's Common Stock under its Stock Option Plan. Mr. Padda is entitled to severance payments if he is terminated other than for cause. In addition, the Employment Agreement provides that Mr. Padda will be paid his base salary through the term of the Employment Agreement if he is terminated following a change in control of the Company. In addition to provisions relating to Mr. Padda's duties and compensation, the Employment Agreement requires Mr. Padda to assign all inventions he develops in the course of his employment with the Company to the Company, maintain the confidentiality of the Company's proprietary information and refrain from competing with the Company during his employment with the Company and for a period of twelve months thereafter.

     The Company has entered into an Employment Agreement with Mr. Rastogi. The Employment Agreement currently provides that Mr. Rastogi will receive a base salary of $200,000, bonuses based upon the Company's performance as compared to its business plan and options to purchase shares of the Company's Common Stock under its Stock Option Plan. Mr. Rastogi is entitled to severance payments if he is terminated other than for cause. Mr. Rastogi's Employment Agreement contains a non-competition provision.

     The Company entered into a seventeen-month Employment Agreement with Mr. Holden, dated as of August 15, 1996, with provision for automatic extensions for consecutive one-year terms, unless proper notice of termination is given. Pursuant to its terms, the Employment Agreement automatically renewed itself for an additional one year term on January 1, 1998. The Employment Agreement currently provides that Mr. Holden will receive an annual base salary of $170,000, bonuses based upon the Company's performance, and options to purchase shares of the Company's Common Stock under its Stock Option Plan. Mr. Holden is entitled to severance payments if he is terminated other than for cause. In addition to provisions relating to Mr. Holden's duties and compensation, the Employment Agreement requires Mr. Holden to assign all inventions he develops in the course of his employment with the Company to the Company, maintain the confidentiality of the Company's proprietary information and refrain from competing with the Company during his employment with the Company and for a period of longer of the term of the contract or six months after his employment with the Company ends.

     The Company entered into a three-year Employment Agreement with Mr. Mandell, dated as of February 25, 1997. The Employment Agreement provides that Mr. Mandell will receive an annual base salary of $150,000, based upon Mr. Mandell's and the Company's performance, and options to purchase shares of the Company's Common Stock under its Stock Option Plan. As of the date of the Employment Agreement, Mr. Mandell was granted options to acquire 200,000 shares of the Company's Common Stock. Under the Employment Agreement, the Company could be obligated to purchase 100,000 option shares at $18.00 each. Mr. Mandell is entitled to severance payments if he is terminated other than for cause. In addition to provisions relating to Mr. Mandell's duties and compensation, the Employment Agreement requires Mr. Mandell to assign all inventions he develops in the course of his employment with the Company to the Company, maintain the confidentiality of the Company's proprietary information and refrain from competing with the Company during his employment with the Company and for a period of the longer of the term of the contract or 12 months after his employment with the Company ends.

                               PERFORMANCE GRAPH

     The Performance Graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     Set forth below is a line graph comparing the quarterly percentage change in the cumulative total shareholder return on the Company's Company Stock with the cumulative total return of the S&P 500 Index and S&P Health Care (Medical Products and Supplies) Index for period beginning June 30, 1996 (the earliest date following the Company's initial public offering for which comparable data is available) and ending December 31, 1997 where $100 was invested on June 30, 1996.

     Historical stock price performance shown on the graph is not necessarily indicative of the future price performance.

                                                                      health care
               Measurement Period                                     medical prod
             (Fiscal Year Covered)                     S&P500          & supplies           SBTK
6/30/96                                                        100               100               100
9/30/96                                                   103.0906           110.935            150.57
12/31/96                                                  111.6842          111.6763            145.97
3/31/96                                                   114.9785          110.4764            183.91
6/30/97                                                    134.999          131.9391            257.47
9/30/97                                                   144.7891          137.1959            334.48
12/31/97                                                  148.9458          139.2298            264.37

                 [Remainder of this page intentionally blank.]

              PROPOSAL NO. 2 -- AMENDMENT OF AMENDED AND RESTATED
                1993 STOCK OPTION PLAN TO INCREASE THE NUMBER OF
              OPTIONS TO BE GRANTED ANNUALLY TO OUTSIDE DIRECTORS

     The Board of Directors believes that the Company's success is dependent, in part, upon its ability to attract and retain qualified and dedicated outside directors. The Board of Directors has concluded that one of the best ways to compete for such directors is to offer significant potential rewards based upon the Company's success through the issuance of stock options.

     The 1993 Plan (the "Plan") was adopted in 1992, amended and renamed in 1993 and amended and restated in 1996 and again amended in 1997. The Plan, as amended, provides for the grant of options to purchase up to an aggregate of 3,800,000 shares of Common Stock. The Plan is administered by the Compensation Committee who will make discretionary grants ("discretionary grants") of options to employees (including employees who are officers and directors of the Company) and consultants. The Plan also provides for formula grants ("formula grants") of options to directors who are not employees of the Company.

     The Plan previously provided that each director of the Company who is not also an officer or employee of the Company (an "Independent Director") will be automatically granted a non-qualified option to purchase 7,879 shares (subject to adjustment as provided in the Plan) each year immediately following the Annual Meeting of Stockholders as well as an annual grant of options to purchase 945 shares of Common Stock for each Independent Director who serves on a committee of the Board of Directors and options to purchase 473 shares of Common Stock for each Independent Director who serves as Chairman of a committee of the Board of Directors. Each such director may decline such grant. Each option granted pursuant to a formula grant will vest and become exercisable ratably over a period of one year and shall have a term of five years from the relevant vesting date. The exercise price per share of Common Stock for options granted pursuant to a formula grant shall be 100% of the fair market value on the date of grant as determined under the terms of the Plan. On June 10, 1997, the Board of Directors, subject to stockholder approval, amended the Plan to provide that Independent Directors would receive an annual grant of options to purchase 10,000 shares of Common Stock for serving on the Board of Directors as well as options to purchase 1,200 shares of Common Stock for serving on a committee of the Board of Directors and options to purchase 600 shares of Common Stock for serving as a Chairman of a committee. All other provisions of the Plan remained unchanged.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE AMENDMENT OF THE PLAN. (PROPOSAL NO. 2 ON THE PROXY CARD).

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On February 25, 1997, Sabratek acquired substantially all the assets of Rocap, Inc., a Massachusetts corporation ("Rocap"), for $100,000 in cash, 131,593 shares of Sabratek Common Stock (valued at approximately $2.9 million), plus the assumption of net liabilities of approximately $661,000 and the forgiveness of a bridge loan. In connection with the acquisition, the former President of Rocap, who is also the majority shareholder of Rocap, entered into a three-year employment agreement with Sabratek. See "Management -- Employment Agreements."

     On December 26, 1996 and December 2, 1997, the Company granted EGS Securities Corp. ("EGS"), of which William D. Lautman, a director of the Company, is Managing Director, options under the Plan to purchase 50,000 shares and 25,000 shares of the Company's Common Stock at a price of $14.00 and $24.25 per share, respectively. The options were granted in consideration of services provided by EGS to the Company in evaluating potential acquisitions and strategic relationships and fully vest on June 30, 1997 and July 1, 1998, respectively. In addition, EGS received a fee of $150,000 in connection with the Company's August, 1997 transaction with GDS.

     In May, 1996 the Company entered into an agreement with EGS, of which William D. Lautman, a director of the Company, is a Managing Director, pursuant to which EGS agreed to provide financial advisory services in connection with the initial public offering. In connection with this agreement, the Company paid EGS $150,000 upon successful consummation of the Company's initial public offering.

     In March, 1996, the Company issued a Convertible Subordinated Debenture to Charles K. Stewart Investments, in the principal amount of $844,500. The debenture bears interest at a rate of 13.22% per annum and would have matured on the date six years from the date of its issuance. On May 21, 1996, Charles K. Stewart Investments agreed to convert the $844,500 principal and $1,014,153 accrued interest and conversion premium, which was calculated in accordance with the terms of the debenture, on the debenture into 354,869 shares of Common Stock effective upon the consummation of the initial public offering. The conversion price is equal to $5.23757 per share. Also in March, 1996, the Company issued 167,245 shares of Common Stock at $9.80 per share to Charles K. Stewart Investments.

     In March, 1996, the Company issued 100,851 shares of Common Stock to Arie Kalo at $4.76 per share in payment for past engineering consulting services performed by him personally during 1995 and which the Company valued at $480,000. K. Shan Padda and Doron Levitas, each of whom is an officer and director of the Company, together with Arie Kalo each own one-third of the shares of DAK-Tech, Ltd. (an Israeli corporation) which supplies component assemblies and research and development services to the Company, the value of which was $538,544 in 1995.

     In January, 1996, the Company issued a Convertible Subordinate Debenture to William D. Lautman, a director of the Company, in the principal amount of $110,000, of which $60,000 was payment for financial consulting services rendered. The debenture bears interest at a rate equal to 10% per annum until June 30, 1996 and thereafter at a rate of 13.22%. The debenture would have matured on the date six years from the date of its issuance. In February, 1996, William D. Lautman agreed to convert the $110,000 principal into 23,112 shares of Common Stock and to forgo the payment of accrued interest. The conversion price is equal to $4.76 per share.

     In January, 1996, the Company issued a Convertible Subordinated Debenture to Marvin Samson, a director of the Company, in the principal amount of $100,000. The debenture bears interest at a rate of 10% per annum until June 30, 1996.

                                  ACCOUNTANTS

     KPMG Peat Marwick LLP currently serves as the Company's independent public accountants. It is expected that representatives of KPMG Peat Marwick LLP will be present at the Annual Meeting and will be available to respond to questions. They will be given an opportunity to make a statement if they desire to do so.

                         ANNUAL REPORT TO STOCKHOLDERS

     The Company's 1997 Annual Report to Stockholders along with the Company's Annual Report on Form 10-K for the year ended December 31, 1997 accompany this Proxy Statement but do not constitute a part of the proxy materials.

                            STOCKHOLDERS' PROPOSALS

     In the event that a stockholder desires to have a proposal formally considered at the 1998 Annual Stockholders' Meeting, and included in the Proxy Statement for that meeting, the proposal must be received in writing by the Company's Secretary on or before January 6, 1999.

                                 OTHER MATTERS

     The Board of Directors knows of no other matters to be brought before the Annual Meeting. If matters other than the foregoing should arise at the Annual Meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgment of the persons named in the proxy.

     Please complete, sign and date the enclosed proxy, which is revocable as described herein, and mail it promptly in the enclosed postage-paid envelope.

                                          By Order of the Board of Directors,

                                          K. Shan Padda
                                          K. SHAN PADDA, Chairman

Dated: April 24, 1998

PROXY                      SABRATEK CORPORATION          THIS PROXY IS SOLICITED
                              5601 WEST HOWARD                ON BEHALF OF THE
                           NILES, ILLINOIS 60714             BOARD OF DIRECTORS
              PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON JUNE 4, 1998



         TO VOTE AT THE ANNUAL MEETING IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS OF SABRATEK CORPORATION, SIGN AND DATE THE REVERSE SIDE OF THIS CARD WITHOUT CHECKING ANY BOX.

         The undersigned holder of Common Stock, par value $.01 per share, of Sabratek Corporation (the "Company") hereby appoints K. Shan Padda and Stephen
L. Holden, or either of them, with full power of substitution in each, as proxies to cast all votes which the undersigned stockholder is entitled to cast at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Midland Hotel, 172 West Adams Street, Chicago, Illinois 60603, on Thursday, June 4, 1998, at 3:30 P.M., local time, and at any adjournments thereof, upon the following matters. The undersigned stockholder hereby revokes any proxy or proxies heretofore given.



1.       ELECTION OF CLASS II DIRECTORS
         [  ]     FOR all nominees listed below               [  ]     WITHHOLD AUTHORITY to
                  (except as marked to the contrary below)             vote for all nominees listed below

         (INSTRUCTION:  To withhold authority to vote for any individual nominee, strike a line through the nominee's name listed below.)

         MARK LAMPERT                           WILLIAM D. LAUTMAN                      WILLIAM H. LOMICKA


         If a nominee becomes unavailable for election or unable to serve as a director, the votes will be cast for a person that will be designated by the Board of Directors of the Company.


2.       A PROPOSAL TO AMEND THE AMENDED AND RESTATED 1993 EMPLOYEE STOCK OPTION PLAN

         [  ]     For                       [  ]     Against                    [  ]    Abstain


3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting, or any adjournments thereof.


         This proxy, when properly executed, will be voted in the manner as directed herein by the undersigned stockholder. UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND IN ACCORDANCE WITH THE UNANIMOUS DETERMINATION OF THE BOARD OF DIRECTORS AS TO OTHER MATTERS. The undersigned stockholder may revoke this proxy at any time before it is voted by delivering to the Vice President of Finance and Assistant Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person. The undersigned stockholder hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement.

(continued from other side)

PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED ENVELOPE. If you receive more than one proxy card, please sign and return ALL cards in the enclosed envelope.


                                DATED:
                                      ------------------------------------------


                                ------------------------------------------------
                                Signature


                                ------------------------------------------------
                                Signature (if held jointly)

                                Please date and sign exactly as the name appears hereon. When signing as executor, administrator, trustee, guardian, attorney-in-fact or other fiduciary, please give title as such. When signing as corporation, please sign in full corporate name by President or other authorized officer. If you sign for a partnership, please sign in partnership name by an authorized person.